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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT:  AUGUST 25, 1997



                          MORRISON KNUDSEN CORPORATION
                 (formerly Washington Construction Group, Inc.)


                         Commission File Number 1-12054



                             A Delaware corporation

                   IRS Employer Identification No. 33-0565601



                   MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                  208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On August 25, 1997, the Company announced that, following the recommendation of a special committee of independent directors, its Board of Directors has approved an agreement in principle with Dennis R. Washington, chairman of the board, regarding the purchase by the Company of Montana Resources, Inc. from Washington. (See the attached press release filed as Exhibit 99.1 hereto and incorporated herein by this reference.)

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MORRISON KNUDSEN CORPORATION


August 27, 1997                By:  /s/ Stephen G. Hanks
                                  -----------------------------------
                                  Stephen G. Hanks
                                  Executive Vice President, Chief Legal Officer and Secretary